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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

13-3781471
(I.R.S. Employer Identification No.)

100 Wall Street, New York, NY (Address of principal executive offices)	10005 (Zip Code)

For information, contact:
Thomas J. Kelly, President
U.S. Bank Trust National Association
100 Wall Street, 16th Floor
New York, NY 10005
Telephone: (212) 361-2506

EOP OPERATING LIMITED PARTNERSHIP
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-4156801 (I.R.S. Employer Identification No.)
Two North Riverside Plaza, Suite 2100 Chicago, IL (Address of principal executive offices)	60606 (Zip Code)

DEBT SECURITIES AND WARRANTS EXERCISABLE FOR DEBT SECURITIES

Item 1.  General Information.

    Furnish the following information as to the trustee

  (a)
  Name and address of each examining or supervising authority to which it is subject.
Name	Address
Comptroller of the Currency	Washington, D. C.

  (b)
  Whether it is authorized to exercise corporate trust powers.

        Yes.

Item 2.  Affiliations with the Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16.  List of Exhibits.

Exhibit 1.	Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.
Exhibit 2.	Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.
Exhibit 3.	Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.
Exhibit 4.	By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.
Exhibit 5.	Not applicable.
Exhibit 6.	Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.
Exhibit 7.	Report of Condition of U.S. Bank Trust National Association, as of the close of business on March 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of July, 2000.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ JOHN D. BOWMAN John D. Bowman Vice President

Exhibit 7

U.S. BANK TRUST NATIONAL ASSOCIATION

STATEMENT OF FINANCIAL CONDITION

AS OF 3/31/2000

($000'S)

3/31/2000
ASSETS
Cash and Due From Depository Institutions	$46,651
Federal Reserve Stock	3,346
Fixed Assets	372
Intangible Assets	60,243
Other Assets	7,666

TOTAL ASSETS	$121,278
LIABILITIES
Other Liabilities	10,036

TOTAL LIABILITIES	10,036
EQUITY
Common and Preferred Stock	1,000
Surplus	120,930

Undivided Profits	(10,521)
TOTAL EQUITY CAPITAL	111,242
TOTAL LIABILITIES AND EQUITY CAPITAL	$121,278

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association
By:	/s/ JOHN D. BOWMAN Vice President
Dated: July 28, 2000

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